ANNUAL REPORT

[WORLD MAP GRAPHIC]

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
MARCH 31, 1999

[FRANKLIN TEMPLETON(R) LOGO]
FRANKLIN(R) TEMPLETON(R)

PAGE

[PHOTO OF J. MARK MOBIUS APPEARS HERE]
J. MARK MOBIUS, PH.D.
President
Templeton Emerging Markets
Appreciation Fund, Inc.


Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS APPRECIATION FUND SEEKS CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO OF EQUITY SECURITIES AND DEBT OBLIGATIONS OF ISSUERS IN EMERGING MARKET COUNTRIES.
-------------------------------------------------------------------------------


Dear Shareholder:

This annual report of Templeton Emerging Markets Appreciation Fund covers the fiscal year ended March 31, 1999. During this time, many emerging markets performed poorly due to a series of troubling political and economic events around the world. Early in the period, devaluation of the Japanese yen adversely affected the economies of some Asian nations by making it harder for them to compete with Japanese exports, which in turn reduced their demand for commodities from other emerging market countries. In May 1998, Indonesia's economy was disrupted by the resignation of President Suharto, and in August, Russia devalued its ruble and defaulted on its domestic debts, sending shock waves through securities markets worldwide.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.


CONTENTS

Shareholder Letter .......................................................     1

Important Notice to Shareholders .........................................     7

Performance Summary ......................................................    10

Financial Highlights & Statement of Investments ..........................    11

Financial Statements .....................................................    22

Notes to Financial Statements ............................................    25

Independent Auditor's Report .............................................    28

Tax Designation ..........................................................    32


                                 FUND CATEGORY

                                     Global
                                     Growth
                                Growth & Income
                                     Income
                                Tax-Free Income

                                [PYRAMID GRAPH]


PAGE


ASSET ALLOCATION

Based on Total Net Assets
3/31/99


[THIS CHART SHOWS IN PIE CHART FORMAT THE ASSET ALLOCATION OF SECURITIES IN TEMPLETON EMERGING MARKETS APPRECIATION FUND ON MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

[PIE GRAPH]

Equity                                               64.2%
Fixed-Income Securities                              34.6%
Short-Term Investments & Other Net Assets             1.2%


During the last quarter of 1998, many emerging equity and debt markets rallied, in response to interest rate cuts by the U.S. and a host of other nations, but by year end, many investors were focusing on the growing flight of foreign capital from Brazil. The situation worsened after Brazil's central bank devalued the real by 8% on January 13, 1999. Two days later the government decided to float the currency, allowing its value to fluctuate with market forces, rather than pegging it within a daily trading band, and by the end of January the real had depreciated over 40% against the U.S. dollar.(1) Although some emerging markets appeared to weather this volatility without major losses, and a few actually began to rebound, the float of the real caused a number of currencies in Asia, Eastern Europe and Africa to decrease in value versus the U.S. dollar.

The Morgan Stanley Capital International(R) (MSCI) Emerging Markets Free Index, which measures the performance of stocks in 25 emerging market countries, posted a -20.95% cumulative total return for the 12 months under review.(2) The J.P. Morgan Emerging Market Bond Index Plus (EMBI+), which measures performance of external debt instruments(3) in emerging markets, reported a -14.47% cumulative total return for the same period.(4) Within this environment, the Fund posted a one-year cumulative total return of -19.96% in market-price terms and -8.34% in net asset value terms, as shown in the Performance Summary on page 10. However, the Fund's performance


1. Source: Bloomberg.

2. Source: Standard & Poor's(R) Micropal. Total return is measured in U.S. dollars. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. External debt instruments are bonds issued or loans owed by governments or private companies to foreign creditors, which may include governments such as the U.S., banks such as J.P. Morgan, multilateral lending agencies such as the IMF, and foreign bondholders such as Templeton.

4. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities Inc.


2

PAGE

significantly improved during the latter half of the reporting period, when it delivered a +28.01% six-month cumulative total return in market-price terms and +29.08% in net asset value terms, while the MSCI Emerging Markets Free Index and the J.P. Morgan EMBI+ returned +32.66% and +15.48%, respectively. Additionally, Lipper Analytical Services Inc. ranked Templeton Emerging Markets Appreciation Fund number one out of six closed-end emerging market equity funds in total return, based on change in net asset value for the year ended March 31, 1999.(5)

At the close of the reporting period, 64.2% of the Fund's total net assets were held in equities, 34.6% in fixed-income securities, and 1.2% in short-term investments and other net assets. The portfolio included investments from 34 countries, with no single market representing more than 14.9% of the Fund's total net assets. Its largest weighting by country was Mexico followed by Brazil, Argentina and Turkey.

Because bonds issued by Ecuador's and Venezuela's governments declined in value during the reporting period due to weak oil prices and political uncertainty, we focused on bonds issued by the governments of Mexico and Argentina. These countries have reduced spending, raised domestic interest rates and restructured their banking sectors, which we believe may help defend their economies against falling commodity prices and other external risks. And with falling global commodity prices dampening investor sentiment toward Africa, we were able to purchase what we considered to be bargain stocks there, increasing our South African holdings from 1.8% of total net


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/99

[THIS CHART SHOWS I PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON EMERGING MARKETS APPRECIATION FUND ON MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]


[PIE CHART]

Latin America                                    47.9%
Asia                                             38.7%
Europe                                            6.4%
Middle-East & Africa                              5.8%
Short-Term Investments & Other Net Assets         1.2%



5. Lipper Analytical Services is a nationally recognized mutual fund research organization. Past performance is no guarantee of future results.

Total returns are measured in U.S. dollars. Indices are unmanaged and include reinvested dividends or interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3

PAGE


TOP 10 COUNTRIES
REPRESENTED IN THE FUND
3/31/99

[THIS TABLE LISTS THE TOP 10 COUNTRIES REPRESENTED IN TEMPLETON EMERGING MARKETS APPRECIATION FUND ON MARCH 31, 1999.

                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------
Mexico                 14.9%
Brazil                 11.6%
Argentina              10.0%
Turkey                  7.5%
Singapore               7.2%
South Africa            5.4%
Thailand                5.0%
South Korea             4.2%
Venezuela               3.9%
Malaysia                3.5%



assets on March 31, 1998 to 5.4% at the end of the reporting period. In Europe, the Fund's exposure to Russia, where debt securities fell 81.84%(6) and the stock market tumbled 67.70%(7) during the reporting period, was low. Instead, we focused on Poland, where our analysis indicated many stocks were undervalued, and bonds issued by its government were among the top performers in the EMBI+. Most of the bonds in the Fund's portfolio were sovereign eurobonds with fixed coupons, issued by countries with relatively strong repayment capacity, and denominated in U.S. dollars for minimal foreign currency exposure.

Looking forward, we are optimistic about the long-term prospects for emerging market securities and Templeton Emerging Markets Appreciation Fund. Although the float of the Brazilian real has revived questions about potential devaluation of the Chinese renminbi and the future of the Hong Kong dollar's peg to the U.S. dollar, we are hopeful about the ongoing recovery of Asian countries such as South Korea. In our view, increased Asian industrial production, coupled with renewed commitment by the Organization of Petroleum Exporting Countries (OPEC) to reduce oil production, may help developing economies in South America and Africa that rely heavily on commodity exports. And because our portfolio was structured in part with possible currency devaluation in mind, we believe many of our Latin American holdings may benefit from the float of the Brazilian real.


6. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities Inc.

7. Source: International Finance Corporation (IFC). As measured by the unmanaged IFC Investable Russia Index.

Total returns are measured in U.S. dollars. Indices are unmanaged and include reinvested dividends or interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4

PAGE

While we are more cautious in our approach to Eastern Europe, we believe the efforts of some governments to meet European Monetary Union criteria might encourage economic reforms that could bode well for the future. In general, we will remain focused on securities that we consider to have long-term potential for growth, from countries we believe are demonstrating a commitment to financial reforms and prudent fiscal and monetary management policies. In our opinion, the underlying value of such securities may increase as a result of better economic performance and creditworthiness.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 855% in the last 15 years, but has suffered 6 declines of more than 20% during that time.(8) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, the Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.


TOP 10 HOLDINGS
3/31/99

[THIS TABLE LISTS THE TOP 10 HOLDINGS*, INCLUDING INDUSTRY AND COUNTRY OF ORIGIN, OF TEMPLETON EMERGING MARKETS APPRECIATION FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]



COMPANY,                                                  % OF TOTAL
INDUSTRY, COUNTRY                                         NET ASSETS
--------------------------------------------------------------------------------
Telefonos de Mexico SA
(Telmex), L, ADR
Telecommunications, Mexico                                   4.3%

Korea Electric Power Corp.
Utilities Electrical &
Gas, South Korea                                             3.0%

Republic of Turkey,
144A, 10.00%, 9/19/07
Government Bonds, Turkey                                     2.2%

United Mexican States,
9.875%, 1/15/07
Government Bonds, Mexico                                     2.2%

Akbank
Banking, Turkey                                              2.2%

Thai Farmers Bank
Public Co. Ltd.
Banking, Thailand                                            2.0%

Republic of Venezuela,
9.25%, 9/15/27
Government Bonds, Venezuela                                  2.0%

Republic of Argentina,
9.75%, 9/19/27
Government Bonds, Argentina                                  1.6%

Republic of Argentina,
9.25%, 2/23/01
Government Bonds, Argentina                                  1.6%

Republic of Brazil,
10.125%, 5/15/27
Government Bonds, Brazil                                     1.5%


8. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


                                                                               5

PAGE

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, and welcome your comments and suggestions.

Sincerely,

/s/J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Appreciation Fund, Inc.


6

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.



                                                                               7

PAGE


When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


8

PAGE

PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers) is the investment manager of the debt portion of the Fund's portfolio. Together, Investment Counsel and its affiliates manage over $227 billion in assets. Since February 1999, a team from Global Bond Managers is responsible for the day-to-day management of the debt portion of the Fund's portfolio. Dr. J. Mark Mobius continues as the Fund's principal portfolio manager for equity investments.


                                                                               9

PAGE

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio, as well as any profits realized from the sale of the portfolio's securities and the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

                               CHANGE        3/31/99     3/31/98
----------------------------------------------------------------
NET ASSET VALUE              -$  1.62        $ 11.73    $  13.35
MARKET PRICE (NYSE)          -$2.9375        $9.6875    $12.6250

                              DISTRIBUTIONS
                              ----------------------------------
DIVIDEND INCOME               $  0.41


PERFORMANCE

                                                         INCEPTION
                                   1-YEAR      3-YEAR    (4/29/94)
-----------------------------------------------------------------
Cumulative Total Return (1)
  Based on change in
  net asset value                  -8.34%     +15.91%     +22.22%
  Based on change
  in market price                 -19.96%      -7.49%      -5.11%

Average Annual Total Return (2)
  Based on change in
  net asset value                  -8.34%      +5.04%      +4.16%
  Based on change in
  market price                    -19.96%      -2.56%      -1.06%


              Past performance is not predictive of future results.


10

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                                                   YEAR ENDED MARCH 31,
                                                               -------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995+
                                                                 ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................           $13.35       $15.17       $13.41       $12.05        $14.10
                                                               -------------------------------------------------------------
Income from investment operations:
 Net investment income................................              .56          .56          .62          .69           .48
 Net realized and unrealized gains (losses)...........            (1.77)        (.23)        2.27         1.64         (1.97)
                                                               -------------------------------------------------------------
Total from investment operations......................            (1.21)         .33         2.89         2.33         (1.49)
                                                               -------------------------------------------------------------
Underwriting expenses deducted from capital...........               --           --           --           --          (.15)
                                                               -------------------------------------------------------------
Less distributions from:
 Net investment income................................             (.41)        (.72)        (.51)        (.86)         (.32)
 Net realized gains...................................               --        (1.24)        (.62)        (.11)         (.09)
 In excess of net realized gains......................               --         (.19)          --           --            --
                                                               -------------------------------------------------------------
Total distributions...................................             (.41)       (2.15)       (1.13)        (.97)         (.41)
                                                               -------------------------------------------------------------
Net asset value, end of year..........................           $11.73       $13.35       $15.17       $13.41        $12.05
                                                               =============================================================
Total Return*
 Based on market value per share......................         (19.96)%       15.12%         .40%       15.57%      (11.25)%
 Based on net asset value per share...................          (8.34)%        3.31%       22.40%       19.34%      (11.64)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................          $51,433      $58,520      $65,075      $57,516       $51,022
Ratios to average net assets:
 Expenses.............................................            1.90%        1.88%        1.83%        1.64%         1.79%**
 Net investment income................................            4.97%        3.76%        4.29%        5.29%         3.98%**
Portfolio turnover rate...............................           42.68%       74.67%      114.78%       26.92%        58.79%

*Total return is not annualized.
**Annualized.
+For the period April 29, 1994 (commencement of operations) to March 31, 1995.

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 60.1%
APPLIANCES & HOUSEHOLD DURABLES .5%
Arcelik AS..................................................          Turkey             4,549,896         $   149,407
*Sanyo Universal Electric Public Co. Ltd., fgn. ............         Thailand               20,000               3,993
*Semi-Tech Co. Ltd. ........................................         Hong Kong             530,761               9,109
Shenzhen Konka Electronic Group Co. Ltd., B.................           China               142,901              88,327
                                                                                                           -----------
                                                                                                               250,836
                                                                                                           -----------
AUTOMOBILES 1.0%
Bajaj Auto Ltd. ............................................           India                 1,600              23,219
Cycle & Carriage Ltd. ......................................         Singapore              87,000             367,428
*GAZ Auto Plant.............................................          Russia                   160               3,276
Oriental Holdings Bhd. .....................................         Malaysia                4,000               6,316
Perusahaan Otomobil Nasional Bhd. ..........................         Malaysia               67,000              89,040
*Tofas Turk Otomobil Fabrikasi AS...........................          Turkey             2,300,200              24,356
                                                                                                           -----------
                                                                                                               513,635
                                                                                                           -----------
BANKING 9.9%
Akbank......................................................          Turkey            34,849,276           1,121,006
Banco Bradesco SA BBD.......................................          Brazil            22,262,925              98,268
Banco de Galicia y Buenos Aires SA, B.......................         Argentina              19,710              80,027
Banco do Brasil SA..........................................          Brazil             1,821,276               7,221
Banco Frances SA............................................         Argentina              10,000              58,503
Bancolombia SA..............................................         Colombia                1,000                 685
*Bangkok Bank Public Co. Ltd. ..............................         Thailand              268,000             367,416
*Bangkok Bank Public Co. Ltd., fgn. ........................         Thailand               24,600              50,425
Bank Austria AG.............................................          Austria                  100               5,949
Bank Handlowy W Warszawie SA................................          Poland                 3,454              40,661
Bank Handlowy W Warszawie SA, GDR, Reg S....................          Poland                10,400             126,360
Bank Slaski SA W Katowicach.................................          Poland                 3,600             150,262
Big Bank Gdanski SA, G......................................          Poland               167,200             298,795
Commercial International Bank Ltd. .........................           Egypt                 1,000              10,302
*Daegu Bank Co. Ltd. .......................................        South Korea              1,917               6,109
*Grupo Financiero Banamex Accival SA de CV, B...............          Mexico                86,500             187,056
*Grupo Financiero Banamex Accival SA de CV, L...............          Mexico                21,868              43,846
Grupo Financiero Bancomer SA de CV, L.......................          Mexico                27,778               7,582
*Grupo Financiero Serfin SA de CV, B........................          Mexico                41,277               4,333
HSBC Holdings PLC...........................................         Hong Kong               8,599             269,636
Overseas Chinese Banking Corp. Ltd., fgn. ..................         Singapore              46,000             311,368
Philippine Commercial International Bank Inc. ..............        Philippines                600               3,391
Public Bank Bhd. ...........................................         Malaysia              258,000             142,579
*Thai Farmers Bank Public Co. Ltd. .........................         Thailand              421,200             627,904
*Thai Farmers Bank Public Co. Ltd., fgn. ...................         Thailand              198,500             401,597
*Turkiye Garanti Bankasi AS.................................          Turkey             4,726,498             196,383
Turkiye Is Bankasi AS, C....................................          Turkey               403,000              17,555
United Overseas Bank Ltd., fgn. ............................         Singapore              73,000             456,118
                                                                                                           -----------
                                                                                                             5,091,337
                                                                                                           -----------

 12

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES & TOBACCO 2.7%
Asia Pacific Breweries Ltd. ................................         Singapore              24,000         $    51,374
*Austria Tabak AG...........................................          Austria                1,300              87,577
Bavaria SA..................................................         Colombia               24,200             105,766
Cia Cervecerias Unidas SA, ADR..............................           Chile                 6,000             126,750
Coca Cola Femsa SA de CV, L, ADR............................          Mexico                 3,800              61,987
Eastern Tobacco Co. ........................................           Egypt                   100               2,834
Fraser and Neave Ltd. ......................................         Singapore             121,000             430,518
Nobleza Piccardo Sdad Industrial Comercial y Financial......         Argentina               1,500               4,725
PT Gudang Garamm............................................         Indonesia              13,000              17,271
Quilmes Industrial SA, ADR..................................         Argentina              16,400             154,775
South African Breweries PLC.................................       South Africa             31,960             276,453
Souza Cruz SA...............................................          Brazil                12,000              72,770
Tabak AS....................................................      Czech Republic               110              24,102
                                                                                                           -----------
                                                                                                             1,416,902
                                                                                                           -----------
BROADCASTING & PUBLISHING .1%
*Agora SA, 144A, GDR........................................          Poland                   700               7,560
Times Publishing Ltd. ......................................         Singapore              13,000              19,555
                                                                                                           -----------
                                                                                                                27,115
                                                                                                           -----------
BUILDING MATERIALS & COMPONENTS 1.4%
Cementos Argos SA...........................................         Colombia               77,300             191,611
Cemex SA....................................................          Mexico                20,530              83,728
Cemex SA, B.................................................          Mexico                31,000             130,007
Juan Minetti SA.............................................         Argentina               1,500               3,300
*PT Indocement Tunggal Prakarsa.............................         Indonesia             124,000              41,452
*PT Semen Cibinong..........................................         Indonesia             367,500               6,354
PT Semen Gresik (Persero), TBK..............................         Indonesia              74,740              83,571
*Siam Cement Public Co. Ltd. ...............................         Thailand                2,600              36,268
*Siam Cement Public Co. Ltd., fgn. .........................         Thailand                4,750              96,100
*Thai Asahi Glass Public Co. Ltd. ..........................         Thailand               66,610              11,792
*Tipco Asphalt Public Co. Ltd., fgn. .......................         Thailand                  600               1,030
Vencemos de Cementos SA.....................................         Venezuela              42,500              17,853
Venezolana de Cementos - Vencemos #2........................         Venezuela               5,400               2,315
                                                                                                           -----------
                                                                                                               705,381
                                                                                                           -----------
CHEMICALS 1.3%
Aeci Ltd. ..................................................       South Africa              5,000               7,356
*Atanor Cia Nacional Para la Industria Quimica SA, D........         Argentina              55,550              29,443
Borsodchem RT...............................................          Hungary                3,550              65,848
Borsodchem RT, GDR, Reg S...................................          Hungary                2,150              40,151
Engro Chemical Pakistan Ltd. ...............................         Pakistan                1,150               2,394
Indian Petrochemicals Corp. Ltd. ...........................           India                49,000             127,610
*PT Unggul Indah Corp.......................................         Indonesia             136,400              17,296
Reliance Industries Ltd. ...................................           India                 2,000               6,147
Reliance Industries Ltd., GDR...............................           India                 5,700              35,055
Shanghai Petrochemical Co. Ltd., H..........................           China               772,000              86,668

                                                                              13

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Singapore Petroleum Company, fgn. ..........................         Singapore               2,000         $       868
Slovnaft AS.................................................      Slovak Republic            8,000             115,617
Sociedad Quimica y Minera de Chile SA, ADR..................           Chile                 1,000              32,000
*Sociedad Quimica y Minera de Chile SA Soquimich, ADR,                                          57                 114
  rts. .....................................................           Chile
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........         Thailand               69,000               9,368
Tiszai Vegyi Kombinat RT....................................          Hungary                2,870              26,770
Tiszai Vegyi Kombinat RT, GDR, Reg S........................          Hungary                  900               8,392
Unipetrol...................................................      Czech Republic            29,602              34,941
                                                                                                           -----------
                                                                                                               646,038
                                                                                                           -----------
CONSTRUCTION & HOUSING .2%
*Italian-Thai Development Public Co. Ltd., fgn. ............         Thailand               61,300             114,229
                                                                                                           -----------
DATA PROCESSING & REPRODUCTION
*Satyam Computers Services Ltd. ............................           India                   600              21,565
                                                                                                           -----------
ELECTRICAL & ELECTRONICS 1.3%
Acma Ltd. ..................................................         Singapore               4,000               1,678
Empresa Nacional de Electricidad SA, ADR....................           Chile                23,280             327,375
Great Wall Electronic International Ltd. ...................         Hong Kong             525,572              13,225
Samsung Display Devices Ltd. ...............................        South Korea              3,465             170,285
*Samsung Electronics Co. Ltd. ..............................        South Korea              1,689             130,770
*Shin Corporations Public Company Ltd., fgn. ...............         Thailand                  600               1,565
                                                                                                           -----------
                                                                                                               644,898
                                                                                                           -----------
ENERGY SOURCES 2.3%
Astra Cia Argentina de Petroleo SA..........................         Argentina              10,760              13,558
Bharat Petroleum Corp. Ltd. ................................           India                 1,000               4,937
Hindustan Petroleum Corporation Ltd. .......................           India                 4,400              20,927
Lukoil Holdings, ADR........................................          Russia                   440              12,725
Mol Magyar Olay-Es Gazipari RT..............................          Hungary                1,790              38,401
OMV AG......................................................          Austria                1,000              88,419
Perez Companc SA, B.........................................         Argentina              28,000             131,607
Petron Corporation..........................................        Philippines          1,258,000             141,221
Sasol Ltd. .................................................       South Africa             41,000             202,183
YPF Sociedad Anonima, ADR...................................         Argentina              17,060             538,456
                                                                                                           -----------
                                                                                                             1,192,434
                                                                                                           -----------
FINANCIAL SERVICES .2%
Industrial Credit & Inv. Corp. of India, GDR, Reg. S........           India                   500               3,088
Industrial Finance Corp. of Thailand, fgn. .................         Thailand              257,300              80,481
                                                                                                           -----------
                                                                                                                83,569
                                                                                                           -----------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Boustead Holdings Bhd. .....................................         Malaysia               15,000              11,684
*Chareon Pokphand Feedmill Public Co. Ltd., fgn. ...........         Thailand               71,000              72,295
Cheil Jedang Corp. .........................................        South Korea                 36               1,352
Grupo Industrial Maseca SA de CV, B.........................          Mexico                 3,000               2,425
Mavesa SA, ADR..............................................         Venezuela               3,940              10,835

 14

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Panamerican Beverages Inc., A...............................          Mexico                 5,100         $    89,569
*PT Indofoods Sukses Makmur.................................         Indonesia              21,000              13,072
San Miguel Corp., B.........................................        Philippines             40,000              66,581
*Serm Suk Public Co. Ltd., fgn. ............................         Thailand                4,900              19,892
Vitro SA....................................................          Mexico               155,000             312,408
                                                                                                           -----------
                                                                                                               600,113
                                                                                                           -----------
FOREST PRODUCTS & PAPER 2.3%
Aracruz Celulose SA, ADR....................................          Brazil                44,000             638,000
*Asia Pulp & Paper Co. Ltd., ADR............................         Indonesia              17,600             147,400
Masisa SA, ADR..............................................           Chile                   200               1,550
*PT Indah Kiat Pulp & Paper Corp. ..........................         Indonesia             117,000              33,043
*PT Tjiwi Kimia TBK.........................................         Indonesia             155,500              34,506
Sappi Ltd. .................................................       South Africa             69,677             294,029
*Shin Poong Paper Manufacturing Co. Ltd. ...................        South Korea              3,900              35,281
                                                                                                           -----------
                                                                                                             1,183,809
                                                                                                           -----------
HEALTH & PERSONAL CARE .2%
Gedeon Richter Ltd. ........................................          Hungary                2,130              69,084
Hankook Cosmetics Co. Ltd. .................................        South Korea              3,000              50,000
*PT Tempo Scan Pacific......................................         Indonesia             102,000               6,467
                                                                                                           -----------
                                                                                                               125,551
                                                                                                           -----------
INDUSTRIAL COMPONENTS
*Leader Universal Holdings Bhd. ............................         Malaysia               65,000              14,283
Pannonplast Plastic Industries PLC..........................          Hungary                  120               2,048
*Shanghai Tyre & Rubber Co. Ltd., B.........................           China                22,730               2,136
                                                                                                           -----------
                                                                                                                18,467
                                                                                                           -----------
INSURANCE .3%
*Anadolu Anonim Turk Sigorta Sirketi, Br. ..................          Turkey             2,024,360              30,388
Compania Suramericana de Inversiones SA.....................         Colombia               39,992              62,610
Liberty Life Association of Africa Ltd. ....................       South Africa              7,000              86,467
Warta SA....................................................          Poland                   174               2,740
                                                                                                           -----------
                                                                                                               182,205
                                                                                                           -----------
LEISURE & TOURISM 2.7%
*Danubius Hotel and Spa RT..................................          Hungary                2,200              40,108
Genting Berhad..............................................         Malaysia              186,000             416,053
Hinds Hotels International Ltd. ............................         Singapore             129,000              87,318
*Hotel Shilla Co. ..........................................        South Korea             20,003             130,419
Kersaf Investments Ltd. ....................................       South Africa             14,500              50,638
Overseas Union Enterprise Ltd. .............................         Singapore              21,200              36,427
Republic Hotels & Resorts Ltd. .............................         Singapore              49,000              22,537
Resorts World Bhd...........................................         Malaysia              444,000             546,821
Shangri La Hotels (Malaysia) Bhd. ..........................         Malaysia              168,000              45,979
                                                                                                           -----------
                                                                                                             1,376,300
                                                                                                           -----------

                                                                              15

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING .6%
*Cummins India Ltd. ........................................           India                 1,000         $     8,349
Jurong Shipyard Ltd. .......................................         Singapore              28,000             110,963
*Keppel Philippine Holdings Inc., B.........................        Philippines            403,218               8,064
*Mannesmann SA..............................................          Brazil               740,000              81,983
*Samsung Heavy Industries Co. Ltd. .........................        South Korea              6,475              33,615
Tata Engineering & Locomotive Co. ..........................           India                10,600              42,270
*Thai Engine Manufacturing Public Company Ltd., fgn. .......         Thailand                4,800                 652
                                                                                                           -----------
                                                                                                               285,896
                                                                                                           -----------
MERCHANDISING .7%
*Cifra SA de CV, C..........................................          Mexico                44,000              67,898
*Cifra SA de CV, V..........................................          Mexico                 9,000              14,115
Dairy Farm International Holdings Ltd. .....................         Hong Kong             113,389             131,531
Siam Makro Public Company Ltd., fgn. .......................         Thailand               71,000             122,854
                                                                                                           -----------
                                                                                                               336,398
                                                                                                           -----------
METALS & MINING 3.4%
Anglo-American Corp of South Africa Ltd. ...................       South Africa             19,122             661,618
Antofagasta Holdings PLC....................................           Chile                37,181             153,955
Ashanti Goldfields Co. Ltd., GDR, Reg S.....................           Ghana                13,412             117,355
*Eregli Demir ve Celik Fabrikalari AS.......................          Turkey               770,000              10,733
*Eregli Demir ve Celik Fabrikalari AS, new..................          Turkey             4,620,000              60,993
Hindalco Industries Inc. ...................................           India                 2,000              21,966
Hindalco Industries Inc., GDR, Reg S........................           India                 5,000              61,625
*Hylsamex SA de CV, partn. ctf., B..........................          Mexico                 4,000               7,382
Iscor Ltd. .................................................       South Africa            287,172              71,503
*National Aluminum Co. Ltd. ................................           India                 5,000               1,944
Natsteel Ltd. ..............................................         Singapore             207,000             216,760
Palabora Mining Co. Ltd. ...................................       South Africa              7,900              42,470
*Philex Mining Corp., B.....................................        Philippines          3,094,950              19,568
PT Timah TBK................................................         Indonesia             241,500             161,464
*Siderar, A.................................................         Argentina               4,399               7,127
Siderca SA, A...............................................         Argentina             109,990             120,995
Siderurgica Venezolana Sivensa Saica Services, A, ADR.......         Venezuela                 700               1,386
                                                                                                           -----------
                                                                                                             1,738,844
                                                                                                           -----------
MISC MATERIALS & COMMODITIES .6%
De Beers/Centenary Linked Units, Reg. ......................       South Africa             13,000             250,121
Golden Hope Plantations Bhd. ...............................         Malaysia               54,000              38,369
                                                                                                           -----------
                                                                                                               288,490
                                                                                                           -----------
MULTI-INDUSTRY 5.8%
*A Soriano Corp. ...........................................        Philippines            480,000              10,405
Alfa SA de CV, A............................................          Mexico                48,000             145,370
Ayala Corp. ................................................        Philippines             44,000              13,342
Barlow Ltd. ................................................       South Africa             40,500             216,087
CG Smith Ltd. ..............................................       South Africa             77,500             206,750
Cheung Kong Holdings Ltd. ..................................         Hong Kong              32,000             243,627

 16

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
China Resources Enterprises Ltd. ...........................           China                32,000         $    46,661
Citic Pacific Ltd. .........................................         Hong Kong             141,000             296,572
Delta Corp. ................................................         Zimbabwe               27,054               6,896
DESC SA de CV DESC, B.......................................          Mexico                80,000              95,738
Egis RT.....................................................          Hungary                1,240              20,766
*Egis RT, EDR, Reg S........................................          Hungary                1,000              16,747
Haci Omer Sabanci Holding AS................................          Turkey                50,000               1,206
Haci Omer Sabanci Holding AS, 144A, ADR.....................          Turkey                10,600              62,805
Hong Leong Industries Bhd. .................................         Malaysia               56,400              41,113
*Hong Leong Industries Bhd., wts. ..........................         Malaysia                6,500                 599
Jardine Matheson Holdings Ltd. .............................         Hong Kong              83,998             253,674
Jardine Strategic Holdings Ltd. ............................         Hong Kong               2,000               3,380
Koor Industries Ltd. .......................................          Israel                   691              73,291
Lai Sun Garment International Ltd. .........................         Hong Kong             308,000              18,084
Larsen and Toubro Ltd. .....................................           India                33,850             186,681
Larsen and Toubro Ltd., GDR, Reg S..........................           India                 1,300              13,845
Malbak Ltd. ................................................       South Africa              5,750               3,486
Perlis Plantations Bhd. ....................................         Malaysia               83,000              82,563
Quinenco SA, ADR............................................           Chile                10,500             104,344
Rembrandt Group Ltd. .......................................       South Africa             38,000             272,175
*Renong Bhd. ...............................................         Malaysia              186,000              29,858
*Sembcorp Industries Ltd. ..................................         Singapore             243,336             266,072
*Sociedad Comercial del Plata Cadelplata Come...............         Argentina             247,720             104,048
Technology Resources Industries Bhd. .......................         Malaysia               90,000              31,263
Tongaat-Hulett Group Ltd. ..................................       South Africa             20,500             118,326
                                                                                                           -----------
                                                                                                             2,985,774
                                                                                                           -----------
REAL ESTATE 2.7%
*Belle Corp. ...............................................        Philippines            396,000              18,395
City Developments Ltd. .....................................         Singapore              93,000             484,235
*Filinvest Development Corp. ...............................        Philippines            160,000               7,845
First Capital Corp. Ltd. ...................................         Singapore              14,000              13,607
Hang Lung Development Co. Ltd. .............................         Hong Kong             197,000             238,956
Hong Leong Properties Bhd. .................................         Malaysia               29,000               4,694
Island & Peninsula Bhd. ....................................         Malaysia               30,000              20,447
*Land and House Public Co. Ltd., fgn. ......................         Thailand                7,900               4,469
New World Development Co. Ltd. .............................         Hong Kong              92,110             181,259
*PT Ciputra Development.....................................         Indonesia             172,000               1,983
*PT Pakuwon Jati............................................         Indonesia             116,000               1,003
Sun Hung Kai Properties Ltd. ...............................         Hong Kong              14,504             108,552
United Industrial Corporation Ltd. .........................         Singapore             536,000             279,086
United Overseas Land Ltd. ..................................         Singapore              46,000              31,137
                                                                                                           -----------
                                                                                                             1,395,668
                                                                                                           -----------

                                                                              17

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
RECREATION & OTHER CONSUMER GOODS .4%
China First Pencil Co. Ltd., B..............................           China               340,107         $    44,894
Tanjong PLC.................................................         Malaysia               91,000             143,684
                                                                                                           -----------
                                                                                                               188,578
                                                                                                           -----------
TELECOMMUNICATIONS 10.4%
*Advanced Info Service Public Co. Ltd., fgn. ...............         Thailand               22,000             159,297
*Alcatel Teletas............................................          Turkey                53,000               3,268
BEC World Public Co. Ltd., fgn. ............................         Thailand               17,000              82,364
Compania Anonima Nacional Telefonos de Venezuela, ADR.......         Venezuela               7,900             143,681
Compania De Telecomunicaciones de Chile SA, ADR.............           Chile                26,926             634,444
*Digital Telecommunications Philippines Inc. ...............        Philippines            116,000               3,053
Mahanagar Telephone Nigam Ltd. .............................           India                14,500              60,351
Pakistan Telecommunications Corp., PTC, A...................         Pakistan              429,000             159,748
Philippine Long Distance Telephone Co., ADR.................        Philippines             12,800             331,200
PT Indosat..................................................         Indonesia              74,500              98,975
PT Telekomunikasi Indonesia (Persero), B....................         Indonesia             991,000             322,718
Rostelekom..................................................          Russia                 8,000               6,240
Rostelekom, ADR.............................................          Russia                 7,050              33,047
*SPT Telecom AS.............................................      Czech Republic             3,400              44,927
Telecom Argentina Stet-France SA, ADR.......................         Argentina               5,000             137,188
Telecomunicacoes Brasileiras SA (Telebras)..................          Brazil             4,525,000             222,978
Telefonica de Argentina SA, ADR.............................         Argentina               5,800             175,450
Telefonica del Peru SA, B, ADR..............................           Peru                 21,500             274,125
Telefonos de Mexico SA (Telmex), L, ADR.....................          Mexico                33,400           2,187,700
*Telekomunikacja Polska SA..................................          Poland                 4,000              21,095
*Thai Telephone & Telecommunication Public Co. Ltd.,fgn. ...         Thailand              270,000              32,344
*Total Access Communication Public Co. Ltd. ................         Thailand               83,600             180,576
*United Communications Industries, fgn. ....................         Thailand               55,500              26,963
*Vimpel Communications, ADR.................................          Russia                 2,050              31,775
                                                                                                           -----------
                                                                                                             5,373,507
                                                                                                           -----------
TEXTILES & APPAREL .2%
BYC Co. Ltd. ...............................................        South Korea                700              31,948
Hua Thai Manufacturing Public Co. Ltd., fgn. ...............         Thailand               16,000              20,657
*Thai Rayon Public Co. Ltd. ................................         Thailand                2,942               2,751
Thai Rayon Public Co. Ltd., fgn. ...........................         Thailand                7,058               6,599
Thai Wacoal Public Co. Ltd., fgn. ..........................         Thailand               18,750              30,198
                                                                                                           -----------
                                                                                                                92,153
                                                                                                           -----------
TRANSPORTATION 1.4%
Chiwan Wharf Holdings Ltd., B...............................           China               134,000              13,314
Delgro Corp. ...............................................         Singapore               5,500               7,223
Guangshen Railway Co. Ltd., H...............................           China               576,000              66,894
Guangshen Railway Co. Ltd., H, ADR..........................           China                 6,700              37,687
Keppel Corp., Ltd. .........................................         Singapore             164,000             442,141
Malaysian Airline System Bhd. ..............................         Malaysia               23,000               9,079
Malaysian International Shipping Corp., fgn. ...............         Malaysia               93,333             118,877

 18

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
*Neptune Orient Lines Ltd. .................................         Singapore              88,000         $    30,038
Regional Container Lines Public Co. Ltd., fgn. .............         Thailand               30,000              13,177
*Thai Airways International Public Co. Ltd., fgn. ..........         Thailand                1,000               1,531
                                                                                                           -----------
                                                                                                               739,961
                                                                                                           -----------
UTILITIES ELECTRICAL & GAS 6.3%
Centrais Eletricas Brasileiras SA (Electrobras).............          Brazil             5,227,000             102,041
Central Costanera SA, B.....................................         Argentina               5,000              13,001
*CEZ AS.....................................................      Czech Republic           362,450             501,946
Companhia Paranaense de Energia-Copel, ADR..................          Brazil                 4,500              33,750
Electricidad de Caracas SAICA SACA, ADR.....................         Venezuela              24,484             375,719
Enersis SA, ADR.............................................           Chile                11,550             309,684
*Irkutskenergo..............................................          Russia               439,500              22,854
*Irkutskenergo, ADR.........................................          Russia                 1,820               4,732
Korea Electric Power Corp. .................................        South Korea             64,700           1,560,815
Mosenergo...................................................          Russia             1,377,500              31,683
*Mosenergo, ADR.............................................          Russia                 4,210               9,999
Nafta Gbely AS..............................................      Slovak Republic              960               7,829
Transportadora de Gas del Sur SA, B.........................         Argentina              41,000              77,904
Transportadora de Gas del Sur SA, B, ADR, Reg. S............         Argentina              15,800             148,125
Unified Energy Systems......................................          Russia               943,900              43,419
Unified Energy Systems, ADR.................................          Russia                 2,000               9,166
                                                                                                           -----------
                                                                                                             3,252,667
                                                                                                           -----------
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd. ........................................         Singapore              21,000              19,439
                                                                                                           -----------
TOTAL COMMON STOCKS (COST $34,282,598)......................                                                30,891,759
                                                                                                           -----------
PREFERRED STOCKS 4.1%
Banco Bradesco SA BBD, pfd. ................................          Brazil            18,627,359              99,925
Banco do Brazil SA, pfd. ...................................          Brazil            10,790,000              57,631
Brasmotor SA, pfd. .........................................          Brazil               370,500              28,085
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ...          Brazil            30,371,000             636,640
Centrais Geradoras do Sul do Brasil SA, B, pfd. ............          Brazil            32,640,000              25,693
Cia Cervejaria Brahma, pfd. ................................          Brazil                27,000              12,705
Cia Energetica de Minas Gerais (Cemig), ADR, pfd. ..........          Brazil                 2,650              59,258
Cia Energetica de Minas Gerais (Cemig), Br., pfd. ..........          Brazil            10,819,000             241,929
*Cia Mesbla SA, pfd. .......................................          Brazil             2,465,000              10,837
Cia Vale do Rio Doce, A, pfd. ..............................          Brazil                 4,250              62,573
Cia Vale do Rio Doce, A, ADR, pfd. .........................          Brazil                   300               4,417
Companhia Energetica do Ceara, pfd. ........................          Brazil            16,642,000              41,726
Copene-Petroquimica do Nordeste SA, A, pfd. ................          Brazil               180,000              21,516
Duratex SA, pfd. ...........................................          Brazil               216,000               4,584
Investimentos Itau SA, pfd. ................................          Brazil               980,200             502,960
*Investimentos Itau SA, pfd., rts. .........................          Brazil                22,410                 523
*Tele Norte Leste Participacoes SA, pfd. ...................          Brazil             6,400,000              97,773

                                                                              19

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                      COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........          Brazil             2,278,000         $   184,631
Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ......          Brazil                    40               3,225
                                                                                                           -----------
TOTAL PREFERRED STOCKS (COST $3,170,395)....................                                                 2,096,631
                                                                                                           -----------
                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                       -----------
BONDS - CORPORATE 7.4%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................          Mexico           $   125,000             125,625
Bepensa SA, 144A, 9.75%, 9/30/04............................          Mexico               270,000             241,650
Bridas Corp., Yankee, 12.50%, 11/15/99......................         Argentina             460,000             472,650
Cellco Finance NV, 144A, 15.00%, 8/01/05....................          Turkey               300,000             292,500
Cemex SA, 144A, 10.75%, 7/15/00.............................          Mexico               230,000             238,625
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......          Brazil               200,000             164,461
Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99................           India                30,000              20,850
Pera Financial Services, 144A, 9.375%, 10/15/02.............          Turkey               300,000             267,000
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................          Mexico               200,000             205,000
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................        Philippines            500,000             499,221
  9.25%, 6/30/06............................................        Philippines            190,000             180,500
Poland Communications Inc., 9.875%, 11/01/03................          Poland               280,000             260,400
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....          Mexico               320,000             260,800
*PT Astra International, 9.75%, 4/29/01.....................         Indonesia             175,000              56,875
PT Indah Kiat Finance Mauritius Ltd., 144A, 10.00%,                                        625,000             356,250
  7/01/07...................................................         Indonesia
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........         Indonesia             250,000             176,250
                                                                                                           -----------
TOTAL BONDS - CORPORATE (COST $4,443,997)...................                                                 3,818,657
                                                                                                           -----------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 27.2%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................          Russia               810,000             224,273
  Reg S, 10.00%, 6/26/07....................................          Russia               300,000              83,064
Republic of Argentina:
  9.25%, 2/23/01............................................         Argentina             820,000             822,665
  8.75%, 5/09/02............................................         Argentina             325,000             298,269
  11.00%, 10/09/06..........................................         Argentina             225,000             214,172
  Reg S, 11.75%, 2/12/07....................................         Argentina             490,000ARS          451,435
  11.375%, 1/30/17..........................................         Argentina             300,000             283,125
  9.75%, 9/19/27............................................         Argentina             990,000             824,175
Republic of Brazil:
  9.375%, 4/07/08...........................................          Brazil               950,000             723,188
  FRN, 6.1875%, 4/15/12.....................................          Brazil             1,115,000             650,190
  8.00%, 4/15/14............................................          Brazil               471,045             299,497
  10.125%, 5/15/27..........................................          Brazil             1,075,000             784,750
Republic of Bulgaria:
  FRN, 5.875% 7/28/11.......................................         Bulgaria              500,000             336,720
  FRN, 5.875% 7/28/24.......................................         Bulgaria              410,000             278,800
Republic of Ecuador:
  11.25%, 4/25/02...........................................          Ecuador              850,000             549,313
  144A, 11.25%, 4/25/02.....................................          Ecuador              550,000             355,437

 20

PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                        --------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Panama, FRN, 6.1913%, 5/14/02...................          Panama           $   269,243         $   261,166
Republic of Peru, FRN, 4.50%, 3/07/17.......................           Peru                200,000             127,626
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................          Turkey               500,000             461,548
  144A, 10.00%, 9/19/07.....................................          Turkey             1,230,000           1,143,592
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................         Venezuela             280,000             214,200
  Reg S, 9.125%, 6/18/07....................................         Venezuela             300,000             229,500
  9.25%, 9/15/27............................................         Venezuela           1,655,000           1,016,273
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................    Trinidad and Tobago        210,000             201,600
United Mexican States:
  9.75%, 2/06/01............................................          Mexico               340,000             352,070
  9.75%, 4/06/05............................................          Mexico               250,000             250,437
  9.875%, 1/15/07...........................................          Mexico             1,120,000           1,134,000
  8.625%, 3/12/08...........................................          Mexico               825,000             778,594
  11.375%, 9/15/16..........................................          Mexico               600,000             649,110
                                                                                                           -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $17,233,211)..............................................                                                13,998,789
                                                                                                           -----------
SHORT TERM INVESTMENT 1.7% (COST $903,000)
Den Dansk Bank AG, 5.00%, 4/01/99, Time Deposit.............       United States           903,000             903,000
                                                                                                           -----------
TOTAL INVESTMENTS (COST $60,033,201) 100.5%.................                                                51,708,836
OTHER ASSETS, LESS LIABILITIES (.5%)........................                                                  (276,336)
                                                                                                           -----------
TOTAL NET ASSETS 100.0%.....................................                                               $51,432,500
                                                                                                           ===========

CURRENCY ABBREVIATION:

ARS  -- Argentina Peso

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.

                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $60,033,201).....    $51,708,836
 Receivables:
  Investment securities sold................................          9,923
  Dividends and interest....................................        647,107
                                                                -----------
      Total assets..........................................     52,365,866
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        262,294
  To affiliates.............................................         54,122
 Funds advanced by custodian................................        275,590
 Deferred tax liability (Note 1f)...........................        258,891
 Accrued expenses...........................................         82,469
                                                                -----------
      Total liabilities.....................................        933,366
                                                                -----------
Net assets, at value........................................    $51,432,500
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   889,812
 Net unrealized depreciation................................     (8,595,896)
 Accumulated net realized loss..............................     (1,859,481)
 Capital shares.............................................     60,998,065
                                                                -----------
Net assets, at value........................................    $51,432,500
                                                                ===========
Net asset value per share ($51,432,500 / 4,384,710 shares
  outstanding)..............................................         $11.73
                                                                ===========

                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $54,825)
 Dividends..................................................    $   986,568
 Interest...................................................      2,420,873
                                                                -----------
      Total investment income...............................                      $ 3,407,441
Expenses:
 Management fees (Note 3)...................................        619,972
 Administrative fees (Note 3)...............................        123,990
 Transfer agent fees........................................         34,037
 Custodian fees.............................................         44,137
 Reports to shareholders....................................         14,453
 Registration and filing fees...............................         16,506
 Professional fees..........................................         69,269
 Directors' fees and expenses...............................          6,207
 Other......................................................         12,254
                                                                -----------
      Total expenses........................................                          940,825
                                                                                  -----------
            Net investment income...........................                        2,466,616
                                                                                  -----------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................       (850,199)
  Foreign currency transactions.............................         (4,133)
                                                                -----------
      Net realized loss.....................................                         (854,332)
 Net unrealized depreciation on:
  Investments...............................................     (6,623,813)
  Deferred taxes (Note 1f)..................................       (258,891)
  Translation of assets and liabilities denominated in
    foreign currencies......................................        (18,996)
                                                                -----------
      Net unrealized depreciation...........................                       (6,901,700)
                                                                                  -----------
Net realized and unrealized loss............................                       (7,756,032)
                                                                                  -----------
Net decrease in net assets resulting from operations........                      $(5,289,416)
                                                                                  ============

                       See Notes to Financial Statements.
                                                                              23

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                   1999              1998
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 2,466,616       $ 2,402,241
  Net realized gain (loss) from investments and foreign
    currency transactions...................................       (854,332)        3,700,546
  Net unrealized depreciation on investments, translation of assets and liabilities denominated in foreign currencies
   and deferred taxes.......................................     (6,901,700)       (4,601,081)
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (5,289,416)        1,501,706
 Distributions to shareholders from:
  Net investment income.....................................     (1,797,731)       (3,087,904)
  Net realized gains........................................             --        (5,298,805)
  In excess of net realized gains...........................             --          (834,116)
 Capital share transactions (Note 2)........................             --         1,163,922
                                                                -----------------------------
    Net decrease in net assets..............................     (7,087,147)       (6,555,197)
Net assets:
 Beginning of year..........................................     58,519,647        65,074,844
                                                                -----------------------------
 End of year................................................    $51,432,500       $58,519,647
                                                                =============================
Undistributed net investment income included in net assets:
 End of year................................................    $   889,812       $    49,894
                                                                ==============================

                       See Notes to Financial Statements.
 24

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of March 31, 1999 the Fund has investments with a value of approximately $2 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

                                                                              25

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 1999, there were 100,000,000 shares authorized ($0.01 par value). During the year ended March 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 1998, 95,954 shares were issued for $1,163,922 from reinvested distributions.

 26

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. TAML pays TICI a sub-advisory fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber Group Inc. of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

4. INCOME TAXES

At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $60,263,679 was as follows:

Unrealized appreciation.....................................    $  5,254,111
Unrealized depreciation.....................................     (13,808,954)
                                                                ------------
Net unrealized depreciation.................................    $ (8,554,843)
                                                                =============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31, on the sale of securities.

At March 31, 1999, the Fund had tax basis capital losses of $400,000 which may be carried over to offset future capital gains. Such losses expire March 31, 2007.

At March 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1998 of $1,218,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1999 aggregated $24,126,657 and $19,684,111, respectively.

                                                                              27

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Emerging Markets Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/MCGLADREY & PULLEN, LLP

New York, New York
April 30, 1999

 28

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos................................   3,655,098        83.36%          112,460         2.56%

TERM EXPIRING 2001:
--------------
Harris J. Ashton............................................   3,684,247        84.02%           83,311         1.90%
Nicholas F. Brady...........................................   3,688,136        84.11%           79,422         1.81%
Frank J. Crothers...........................................   3,652,502        83.30%          115,056         2.62%
S. Joseph Fortunato.........................................   3,682,472        83.98%           85,086         1.94%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
3,691,640     84.19%      34,367       0.78%      41,550       0.95%          1          0.00%

*Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              29

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 30

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              31

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TAX DESIGNATION

At March 31, 1999, more than 50% of the Templeton Emerging Markets Appreciation Fund, Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 2000, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

 32

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
TAX DESIGNATION (continued)

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in May 1999.

                                                                FOREIGN TAXES        FOREIGN SOURCE
                          COUNTRY                             WITHHELD PER SHARE    INCOME PER SHARE
----------------------------------------------------------------------------------------------------
Argentina...................................................       $0.0000              $0.0629
Bermuda.....................................................        0.0000               0.0004
Brazil......................................................        0.0076               0.1039
Bulgaria....................................................        0.0000               0.0026
Chile.......................................................        0.0008               0.0022
China.......................................................        0.0000               0.0018
Colombia....................................................        0.0000               0.0026
Czech Republic..............................................        0.0000               0.0002
Ecuador.....................................................        0.0000               0.0272
Ghana.......................................................        0.0000               0.0002
Greece......................................................        0.0000               0.0174
Hong Kong...................................................        0.0000               0.0144
Hungary.....................................................        0.0000               0.0001
India.......................................................        0.0000               0.0029
Indonesia...................................................        0.0002               0.0168
Israel......................................................        0.0002               0.0006
Jordan......................................................        0.0000               0.0003
Luxembourg..................................................        0.0000               0.0004
Malaysia....................................................        0.0000               0.0076
Mexico......................................................        0.0002               0.0862
Pakistan....................................................        0.0005               0.0024
Panama......................................................        0.0000               0.0049
Peru........................................................        0.0000               0.0027
Philippines.................................................        0.0005               0.0133
Poland......................................................        0.0001               0.0051
Portugal....................................................        0.0001               0.0003
Russia......................................................        0.0000               0.0194
Singapore...................................................        0.0000               0.0062
Slovakia....................................................        0.0003               0.0012
South Africa................................................        0.0000               0.0160
South Korea.................................................        0.0016               0.0068
Sri Lanka...................................................        0.0000               0.0002
Thailand....................................................        0.0002               0.0018
Trinidad and Tobago.........................................        0.0000               0.0039
Turkey......................................................        0.0000               0.0565
United Kingdom..............................................        0.0000               0.0016
Venezuela...................................................        0.0001               0.0473
Zimbabwe....................................................        0.0001               0.0005
                                                              --------------------------------------
TOTAL.......................................................       $0.0125              $0.5408
                                                              ======================================

                                                                              33

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LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH

Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund (1)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund (1)
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund (2)
Franklin Money Fund (2)

TAX-FREE INCOME

Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund (2)


STATE-SPECIFIC TAX-FREE INCOME

Alabama
Arizona (3)
California (3)
Colorado
Connecticut
Florida (3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts (4)
Michigan (4)
Minnesota (4)
Missouri
New Jersey
New York (3)
North Carolina
Ohio (4)
Oregon
Pennsylvania
Tennessee (5)
Texas
Virginia

VARIABLE ANNUITIES (6)
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           04/99

PAGE

[GRAPHIC OF BEN FRANKLIN (TM)]
FRANKLIN(R)TEMPLETON(R)

Templeton Emerging Markets Appreciation Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030


ANNUAL REPORT

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEA A99 05/99           [RECYCLE LOGO] Printed on recycled paper